UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

July 31, 2011

Annual

Repor t

Legg Mason

Western Asset

Core Plus

Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Core Plus Bond Fund

Fund objective

The Fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Core Plus Bond Fund for the twelve-month reporting period ended July 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 26, 2011

Legg Mason Western Asset Core Plus Bond Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended July 31, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. As the reporting period progressed, weakening economic data and concerns related to the raising of the U.S. debt ceiling triggered a flight to quality as investor risk aversion increased. However, overall, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.0%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in early 2011, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. The news was slightly better in July, with the unemployment rate easing back to 9.1%. However, as of the end of the reporting period, nearly fourteen million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to falter during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 4.0% in April and May, respectively. After rising a modest 0.6% in June, sales then fell 3.5% in July. At the end of July, the inventory of unsold homes was a 9.4 month supply at the current sales level, versus a 9.2 month supply in June. Existing-home prices were also weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $174,000 in July 2011, down 4.4% from July 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-four consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month.

IV	Legg Mason Western Asset Core Plus Bond Fund

Investment commentary (cont’d)

Manufacturing activity remained strong during the next three months and was 60.4 in April. However, May’s reading of 53.5 was the lowest reading over the preceding twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, before falling to 50.9 in July — the worst reading in two years. In addition, only ten of the eighteen industries tracked by the Institute for Supply Management expanded in July.

Financial market overview

While stocks and lower-quality bonds generated positive results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, in most cases these setbacks were only temporary and risk aversion was generally replaced with solid demand for riskier assets. One key exception was in July 2011, with concerns as to whether Congress would come to an agreement regarding the raising of the debt ceiling and fears of a U.S. sovereign debt downgrade gripping the markets. Market volatility and risk aversion further escalated in August, after the reporting period ended, following Standard & Poor’s decision to downgrade U.S. Treasuries from AAA to AA+.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies, and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

At its meeting on August 9th, after the end of the reporting period, the Fed acknowledged that the economy was weakening and said, “Information received since the Federal Open Market Committee met in June indicates that economic growth so far this year has been considerably slower than the Committee had expected. . . . The Committee currently anticipates that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.“

Fixed-income market review

The spread sectors (non-Treasuries) generated mixed results at the beginning of the reporting period due to fears that the economy might slip back into a recession. However, given expectations for additional quantitative easing, most spread sectors rallied in September and October, before weakening again in the middle of November as the European sovereign debt crisis took center stage. Most spread sectors then rallied through the end of April 2011. While the spread sectors generally posted positive results in May, they underperformed equal-durationv Treasuries. Risk aversion then increased in June and July given a host of disappointing economic

Legg Mason Western Asset Core Plus Bond Fund	V

data, a further escalation of the European sovereign debt crisis and concerns of a rating downgrade on U.S. sovereign debt.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended July 31, 2011. When the period began, two- and ten-year Treasury yields were 0.55% and 2.94%, respectively. Yields largely declined during much of the next three months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their reporting period trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields again declined during much of the remainder of the period due to disappointing economic data and several flights to quality. When the period ended on July 31, 2011, two-year Treasury yields were 0.36% and ten-year Treasury yields were 2.82%. For the twelve months ended July 31, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 4.44%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month except for November 2010 and June 2011, when risk aversion rose sharply. The high-yield market was supported by generally better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvii returned 12.89% for the twelve months ended July 31, 2011.

Despite periods of volatility, the emerging market debt asset class generated a strong return for the twelve-month reporting period. In general, emerging market debt was supported by higher commodity prices, robust growth in developing countries and solid demand. This more than offset periods of weakness triggered by concerns regarding interest rate hikes in China, geopolitical unrest and decelerating growth in many developed countries. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 9.41% over the twelve months ended July 31, 2011.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 26, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Legg Mason Western Asset Core Plus Bond Fund

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade fixed-income securities of U.S. issuers, including related securities and instruments, such as repurchase agreements. We have broad discretion to invest in all types of fixed-income securities and to allocate the Fund’s assets among all segments of the fixed-income securities market, including U.S. government obligations, U.S. corporate debt and mortgage- and asset-backed securities, with no specified minimum or maximum investment in any one segment. The Fund may invest up to 20% of its assets in below investment grade securities and in securities issued by foreign issuers, such as foreign corporate debt and sovereign debt, including up to 10% of its assets in securities issued by issuers in emerging market countries. The Fund’s investments in foreign securities may be denominated in either U.S. dollars or foreign currencies.

Instead of investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. While the fixed-income market experienced periods of volatility during the twelve months ended July 31, 2011, investors who assumed greater risk were rewarded, as the spread sectors (non-Treasuries) generally outperformed U.S. Treasuries. Even though growth moderated as the reporting period progressed, the economy continued to expand and corporate profits were often better-than-expected. Also supporting the spread sectors was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

While the spread sectors rallied during most of the reporting period, there were several occasions when investor risk aversion increased. These flights to quality were triggered by a number of events, including the sovereign debt crisis in Europe, concerns regarding the economy and inflation, geopolitical issues in the Middle East and Northern Africa and the tragedy in Japan. However, in most cases, risk aversion was fairly quickly replaced with a resumption of demand for riskier assets. One notable exception was toward the end of the period, as concerns regarding the raising of the U.S. debt ceiling and fears of a downgrade of U.S. sovereign debt caused investors to gravitate to the relative safety of U.S. Treasury securities. This continued into August 2011 (after the reporting period ended).

The yields on two- and ten-year Treasuries began the fiscal year at 0.55% and 2.94%, respectively. Treasury yields fluctuated during the twelve-month reporting period given the aforementioned flights to quality, as well as uncertainties regarding Federal

2	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Fund overview (cont’d)

Reserve Board (“Fed”)ii monetary policy. During the fiscal year, two-year Treasury yields moved as high as 0.87% and as low as 0.33%, while ten-year Treasury yields rose as high as 3.75% and fell as low as 2.41%. On July 31, 2011, yields on two- and ten-year Treasuries were 0.36% and 2.82%, respectively.

All told, the Barclays Capital U.S. Aggregate Indexiii (the “Index”) returned 4.44% for the twelve months ended July 31, 2011. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced stronger results with the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiv and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returning 12.89% and 9.41%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced the Fund’s exposure to U.S. Treasuries given our belief that their yields were unsustainably low. Conversely, we increased the Fund’s allocation to agency mortgage-backed securities (“MBS”), moving from an underweight to more of a neutral position versus that of the Index. The Fund’s allocation to cash was also increased.

During the reporting period, we utilized U.S. Treasury futures and options on U.S. Treasury futures, Eurodollar futures and options on Eurodollar futures, Euriborvi futures, Euro-bund futures, Euro-bobl futures and interest rate swaps to manage the portfolio’s duration and yield curvevii exposure. This strategy detracted from performance over the period. Various credit default swaps on indices referencing baskets of credit names, non-agency residential MBS and commercial mortgage-backed securities (“CMBS”) were used to manage exposure within those sectors. Total return swaps on indices referencing the interest components of Fannie Mae MBS were used to manage exposure to agency pool coupon cash flows. Total return and credit default swaps on indices referencing CMBS were used for relative value trading within the CMBS sector. Utilizing these credit default swaps and total return swaps did not materially affect performance. Currency forwards were used to manage foreign currency exposure and had a negative impact on results.

Performance review

For the twelve months ended July 31, 2011, Class A shares of Legg Mason Western Asset Core Plus Bond Fund, excluding sales charges, returned 5.31%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 4.44% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 5.28% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended July 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 570 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	3

Performance Snapshot as of July 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Western Asset Core Plus Bond Fund:
Class A	3.68%	5.31%
Class B1	3.41%	4.75%
Class C	3.54%	4.89%
Class R	3.53%	4.98%
Class I	3.80%	5.68%
Barclays Capital U.S. Aggregate Index	4.23%	4.44%
Lipper Intermediate Investment Grade Debt Funds Category Average[2]	3.95%	5.28%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2011 for Class A, Class B, Class C, Class R and Class I shares were 2.40%, 1.90%, 2.06%, 2.17% and 2.81%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class B, Class C, Class R and Class I shares would have been 2.30%, 1.53%, 1.95%, 1.97% and 2.26%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 30, 2010, the gross total annual operating expense ratios for Class A, Class B, Class C, Class R and Class I shares were 1.12%, 1.85%, 1.55%, 2.01% and 0.85%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.01% for Class A shares, 1.57% for Class B shares, 1.51% for Class C shares, 1.30% for Class R shares and 0.65% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 585 funds for the six-month period and among the 570 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight exposure to non-agency MBS. The asset class performed well as prices improved and principal paydowns remained steady during the fiscal year.

An overweight to investment grade corporate bonds contributed to performance due to corporate profits that generally exceeded expectations and, for the most part, robust investor demand. Within this space, benefiting the Fund the most were its overweight exposures to the Financials and Industrials sectors. Individual overweight positions in Citigroup Inc., SLM Corp., General Electric Capital Corp., American International Group Inc. and Anadarko Petroleum Corp. were the best performers.

The Fund’s out-of-benchmark exposure to high-yield bonds was also beneficial for performance, as spreads in the asset class narrowed due to generally strong demand and low default rates. In particular, our Financials and Industrials holdings enhanced results. Of our high-yield holdings, El Paso Corp., Ford Motor Credit Co., LLC, AES Corp., Shinsei Finance Cayman Ltd. and GMAC Inc. were the top contributors.

Elsewhere, our overweight to U.S. Treasury Inflation-Protected Securities (“TIPS”)viii was additive to performance, as TIPS outperformed the benchmark given rising inflation expectations during parts of the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was our out-of-benchmark exposure to non-U.S. dollar-denominated holdings. In particular, the Fund’s short euro and short yen positions negatively impacted results as both currencies appreciated versus the U.S. dollar during the fiscal year.

The Fund’s yield curve positioning was also a detractor. Throughout the fiscal year, the Fund was positioned in anticipation of a flattening of the yield curve. This strategy was not rewarded as the yield curve steepened during the reporting period.

Thank you for your investment in Legg Mason Western Asset Core Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 16, 2011

RISKS: The Fund is subject to fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and in foreign companies and governments, including emerging markets, involve risks beyond those inherent solely in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	5

Portfolio holdings and breakdowns are as of July 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 33 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2011 were: Corporate Bonds & Notes (36.3%), Mortgage-Backed Securities (31.0%), U.S. Government & Agency Obligations (12.2%), Collateralized Mortgage Obligations (11.9%) and Asset-Backed Securities (4.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Caa Component is comprised of Caa-rated securities included in this Index.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi	The Euro Interbank Offered Rate (“Euribor”) is the benchmark rate at which euro interbank term deposits within the Eurozone are offered by one prime bank to another prime bank.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

6	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2011 and July 31, 2010 and does not include derivatives, such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2011 and held for the six months ended July 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.68%	$1,000.00	$1,036.80	0.99%	$5.00	Class A	5.00%	$1,000.00	$1,019.89	0.99%	$4.96
Class B	3.41	1,000.00	1,034.10	1.57	7.92	Class B	5.00	1,000.00	1,017.01	1.57	7.85
Class C	3.54	1,000.00	1,035.40	1.44	7.27	Class C	5.00	1,000.00	1,017.65	1.44	7.20
Class R	3.53	1,000.00	1,035.30	1.30	6.56	Class R	5.00	1,000.00	1,018.35	1.30	6.51
Class I	3.80	1,000.00	1,038.00	0.65	3.28	Class I	5.00	1,000.00	1,021.57	0.65	3.26

[1]	For the six months ended July 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class R	Class I
Twelve Months Ended 7/31/11	5.31%	4.75%	4.89%	4.98%	5.68%
Five Years Ended 7/31/11	5.62	5.21	5.08	N/A	5.86
Ten Years Ended 7/31/11	4.42	3.96	3.90	N/A	4.72
Inception* through 7/31/11	6.78	5.07	4.49	4.87	5.26

With sales charges[2]	Class A	Class B	Class C	Class R	Class I
Twelve Months Ended 7/31/11	0.86%	0.25%	3.89%	4.98%	5.68%
Five Years Ended 7/31/11	4.70	5.04	5.08	N/A	5.86
Ten Years Ended 7/31/11	3.96	3.96	3.90	N/A	4.72
Inception* through 7/31/11	6.60	5.07	4.49	4.87	5.26

Cumulative total returns
Without sales charges[1]
Class A (7/31/01 through 7/31/11)	54.06%
Class B (7/31/01 through 7/31/11)	47.53
Class C (7/31/01 through 7/31/11)	46.58
Class R (Inception date of 12/28/06 through 7/31/11)	24.40
Class I (7/31/01 through 7/31/11)	58.59

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, R and I shares are September 4, 1984, November 6, 1992, June 29, 1993, December 28, 2006 and February 7, 1996, respectively.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	9

Historical performance

Value of $10,000 invested

Class A, B and C Shares of Legg Mason Western Asset Core Plus Bond Fund vs. Barclays Capital U.S. Aggregate Index and Lipper Intermediate Investment Grade Debt Funds Category Average† — July 2001 - July 2011

Value of $1,000,000 invested

Class I Shares of Legg Mason Western Asset Core Plus Bond Fund vs. Barclays Capital U.S. Aggregate Index and Lipper Intermediate Investment Grade Debt Funds Category Average† — July 2001 - July 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason Western Asset Core Plus Bond Fund on July 31, 2001, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2011. The hypothetical illustration also assumes a $10,000 and $1,000,000 investment, as applicable, in the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Intermediate Investment Grade Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other class may be greater or less than the Class A, B, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

10	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Spread duration (unaudited)

Economic exposure — July 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	—Asset Backed Securities
BAI	—Barclays Capital U.S. Aggregate Index
EM	—Emerging Markets
HY	—High Yield
IG Credit	—Investment Grade Credit
LMWA Core Plus	—Legg Mason Western Asset Core Plus Bond Fund
MBS	—Mortgage Backed Securities
Non-$	—Non U.S. Dollar

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — July 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	—Asset Backed Securities
BAI	—Barclays Capital U.S. Aggregate Index
EM	—Emerging Markets
HY	—High Yield
IG Credit	—Investment Grade Credit
LMWA Core Plus	—Legg Mason Western Asset Core Plus Bond Fund
MBS	—Mortgage Backed Securities
Non-$	—Non U.S. Dollar

12	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Schedule of investments

July 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 36.3%
Consumer Discretionary — 2.9%
Automobiles — 0.2%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	330,000	$414,660
Diversified Consumer Services — 0.1%
Service Corp. International, Senior Notes	7.625%	10/1/18	24,000	26,880
Service Corp. International, Senior Notes	7.500%	4/1/27	73,000	71,175
Total Diversified Consumer Services				98,055
Hotels, Restaurants & Leisure — 0.0%
CCM Merger Inc., Notes	8.000%	8/1/13	14,000	14,000	(a)
MGM Resorts International, Senior Notes	7.625%	1/15/17	10,000	9,862
Station Casinos Inc., Senior Notes	7.750%	8/15/16	79,000	8	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	35,000	4	(b)(c)
Total Hotels, Restaurants & Leisure				23,874
Media — 2.6%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	20,176	23,909
CCO Holdings LLC / CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	240,000	250,200	(a)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	18,000	15,480	(a)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	69,000	89,591
Comcast Corp., Notes	6.500%	1/15/15	539,000	624,484
Comcast Corp., Notes	5.875%	2/15/18	55,000	63,408
Comcast Corp., Notes	6.450%	3/15/37	50,000	55,727
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	60,848
Comcast Corp., Senior Notes	6.950%	8/15/37	20,000	23,547
Comcast Corp., Senior Notes	6.400%	3/1/40	120,000	134,676
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	14,000	14,420
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	40,000	46,000
DISH DBS Corp., Senior Notes	7.000%	10/1/13	35,000	37,887
DISH DBS Corp., Senior Notes	6.625%	10/1/14	16,000	17,100
DISH DBS Corp., Senior Notes	7.750%	5/31/15	85,000	93,394
DISH DBS Corp., Senior Notes	7.875%	9/1/19	50,000	55,187
LIN Television Corp., Senior Subordinated Notes	6.500%	5/15/13	86,000	86,430
News America Inc., Notes	5.300%	12/15/14	864,000	954,727
News America Inc., Senior Notes	6.650%	11/15/37	20,000	21,045
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	240,000	311,651
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	560,000	734,550
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	140,000	179,686
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	60,000	59,985

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	13

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	110,000	$126,497
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	270,000	278,937
Time Warner Inc., Senior Notes	4.700%	1/15/21	20,000	20,983
Time Warner Inc., Senior Notes	7.625%	4/15/31	215,000	266,468
Time Warner Inc., Senior Notes	6.250%	3/29/41	20,000	21,739
United Business Media Ltd., Notes	5.750%	11/3/20	140,000	142,915	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	90,000	90,675	(a)
Total Media				4,902,146
Total Consumer Discretionary				5,438,735
Consumer Staples — 2.0%
Beverages — 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	290,000	334,100
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	110,000	123,700
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	620,000	671,976
PepsiCo Inc., Senior Notes	7.900%	11/1/18	64,000	84,387
Total Beverages				1,214,163
Food & Staples Retailing — 0.5%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	360,000	433,285
CVS Corp., Pass-Through Trust	9.350%	1/10/23	70,000	78,078	(a)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	304,869	347,142
Total Food & Staples Retailing				858,505
Food Products — 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	560,000	632,895
Household Products — 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.500%	10/15/16	100,000	104,750	(a)
Tobacco — 0.5%
Altria Group Inc., Senior Notes	8.500%	11/10/13	200,000	231,318
Altria Group Inc., Senior Notes	9.250%	8/6/19	80,000	106,924
Altria Group Inc., Senior Notes	4.750%	5/5/21	310,000	321,051
Reynolds American Inc., Senior Notes	7.250%	6/1/12	80,000	84,104
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	150,000	183,045
Total Tobacco				926,442
Total Consumer Staples				3,736,755
Energy — 5.1%
Energy Equipment & Services — 0.4%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	320,000	412,159
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	135,000	142,425

See Notes to Financial Statements.

14	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	110,000	$113,850
Total Energy Equipment & Services				668,434
Oil, Gas & Consumable Fuels — 4.7%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	65,000	76,724
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	190,000	249,468
Anadarko Petroleum Corp., Senior Notes	6.950%	6/15/19	10,000	12,073
Apache Corp., Notes	6.000%	9/15/13	290,000	320,709
Apache Corp., Senior Notes	5.100%	9/1/40	50,000	50,976
Arch Coal Inc., Senior Notes	7.000%	6/15/19	250,000	263,125	(a)
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	430,000	467,525
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	140,000	150,784
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	10,000	10,850
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	90,000	97,650
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	100,000	104,000
Concho Resources Inc., Senior Notes	6.500%	1/15/22	98,000	102,532
ConocoPhillips, Notes	6.500%	2/1/39	310,000	378,436
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	55,000	69,432
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	156,450
Devon Energy Corp., Senior Notes	5.600%	7/15/41	330,000	345,173
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	9,000	10,721
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	240,000	286,257
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	484,000	562,936
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	270,000	341,692
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	400,000	480,137
Hess Corp., Notes	8.125%	2/15/19	430,000	558,767
Kerr-McGee Corp., Notes	6.950%	7/1/24	221,000	263,300
Kerr-McGee Corp., Notes	7.875%	9/15/31	227,000	282,729
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	50,000	52,562
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	21,000	24,212
Noble Energy Inc., Senior Notes	8.250%	3/1/19	290,000	380,348
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	150,000	162,750
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	359,000	393,036
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	137,000	156,384
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	122,000	134,386
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	450,000	481,548
QEP Resources Inc., Senior Notes	6.875%	3/1/21	160,000	174,400
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	128,000	133,760

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	15

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes	4.375%	3/25/20	70,000	$76,012
Shell International Finance BV, Senior Notes	6.375%	12/15/38	220,000	273,555
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	48,000	59,953
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	14,000	15,102
Williams Cos. Inc., Debentures	7.500%	1/15/31	74,000	87,953
Williams Cos. Inc., Notes	7.875%	9/1/21	133,000	168,694
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	73,000	88,264
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	233,000	306,793
Total Oil, Gas & Consumable Fuels				8,812,158
Total Energy				9,480,592
Financials — 17.5%
Capital Markets — 2.8%
Credit Suisse AG/Guernsey, Junior Subordinated Notes	5.860%	5/15/17	158,000	147,730	(d)(e)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	20,000	15,900	(d)(e)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	40,000	41,021
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	20,000	20,441
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	60,000	61,563
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	80,000	84,474
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	10,000	10,577
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	80,000	85,586
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	230,000	252,853
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	530,000	550,588
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	190,000	206,467
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	520,000	524,767
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	120,000	32,100	(a)(b)(c)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,020,000	272,850	(a)(b)(c)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	20,000	12	(b)(d)(e)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	190,000	114	(b)(d)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,070,000	1,177	(b)
Morgan Stanley, Medium-Term Notes	0.700%	10/18/16	422,000	387,120	(d)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	1,380,000	1,441,453
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	340,000	369,376
UBS AG, Senior Notes	2.250%	1/28/14	250,000	253,302
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	280,000	294,401
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	110,000	113,124
Total Capital Markets				5,166,996

See Notes to Financial Statements.

16	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — 4.7%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	10,000	$7,325	(d)(e)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	340,000	362,594	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	110,000	115,146	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	400,000	394,170
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	230,000	243,583	(a)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	100,000	106,653	(a)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	200,000	200,570	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	500,000	517,500	(a)(d)(e)
Dexia Credit Local, Notes	2.375%	9/23/11	170,000	170,419	(a)
Glitnir Banki HF, Notes	6.330%	7/28/11	250,000	71,875	(a)(c)(f)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	373,000	0	(a)(b)(c)(f)(g)(h)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,200,000	1,116,000	(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	220,000	211,315	(a)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	546,000	40,950	(a)(b)(c)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	250,000	253,356	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	270,000	285,248
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	99,327	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	320,000	336,908	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	400,000	393,772	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	180,000	230,619	(a)(d)(e)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	214,000	220,031	(a)(d)(e)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	40,000	34,700	(d)(e)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	100,000	74,750	(b)(e)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	320,000	332,840
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	60,000	60,852
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	230,000	229,818
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	100,000	98,675
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	100,000	100,402
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	290,031	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	94,860	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	330,000	342,963	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	17

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — continued
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	9/8/11	220,000	$205,975	(d)(e)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	892,000	965,702
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	180,000	189,281
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	387,000	391,076
Total Commercial Banks				8,789,286
Consumer Finance — 1.0%
Ally Financial Inc., Notes	2.200%	12/19/12	390,000	400,026
American Express Co., Subordinated Debentures	6.800%	9/1/66	271,000	280,146	(d)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	60,000	64,536
American Express Credit Corp., Senior Notes	5.125%	8/25/14	490,000	538,230
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	410,000	455,040
SLM Corp., Medium-Term Notes	8.000%	3/25/20	60,000	65,843
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	69,000	70,340
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	56,000	49,287
Total Consumer Finance				1,923,448
Diversified Financial Services — 5.9%
Bank of America Corp., Senior Notes	4.500%	4/1/15	280,000	292,934
Bank of America Corp., Senior Notes	5.625%	7/1/20	180,000	187,371
Bank of America Corp., Senior Notes	5.000%	5/13/21	280,000	277,673
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	970,000	990,686
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	130,000	143,239
Citigroup Funding Inc.	2.125%	7/12/12	440,000	447,859
Citigroup Funding Inc., Notes	2.250%	12/10/12	430,000	441,777
Citigroup Inc., Notes	6.500%	8/19/13	220,000	239,228
Citigroup Inc., Senior Notes	6.000%	12/13/13	500,000	542,998
Citigroup Inc., Senior Notes	6.375%	8/12/14	90,000	100,280
Citigroup Inc., Senior Notes	5.500%	10/15/14	110,000	120,030
Citigroup Inc., Senior Notes	6.010%	1/15/15	210,000	233,753
Citigroup Inc., Senior Notes	6.875%	3/5/38	330,000	376,685
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	590,000	621,513
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,290,000	1,320,577
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	30,000	30,534
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	100,000	103,058
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,200,000	1,397,723
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	580,000	595,950	(d)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	110,000	94,600	(a)(d)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	130,000	138,450	(a)

See Notes to Financial Statements.

18	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	650,000	$692,250	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	129,915
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	947,000	982,168
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	249,000	284,659
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	100,000	102,875
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	100,000	110,250	(a)
Total Diversified Financial Services				10,999,035
Insurance — 0.9%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	250,000	226,875
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	60,000	63,756
American International Group Inc., Senior Notes	3.750%	11/30/13	100,000	102,307	(a)
American International Group Inc., Senior Notes	8.250%	8/15/18	160,000	190,168
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	130,000	137,724
ING Capital Funding Trust III, Junior Subordinated Bonds	3.846%	9/30/11	10,000	9,399	(d)(e)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	608,000	605,590
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	280,000	332,044	(a)
Total Insurance				1,667,863
Thrifts & Mortgage Finance — 2.2%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	150,000	159,165
U.S. Central Federal Credit Union, Notes	1.250%	10/19/11	4,000,000	4,010,808
Total Thrifts & Mortgage Finance				4,169,973
Total Financials				32,716,601
Health Care — 1.6%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	150,000	161,697
Health Care Providers & Services — 0.9%
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	220,000	236,500
HCA Inc., Senior Notes	6.250%	2/15/13	97,000	100,880
HCA Inc., Senior Notes	5.750%	3/15/14	174,000	177,915
HCA Inc., Senior Secured Notes	9.625%	11/15/16	37,000	39,683	(i)
Humana Inc., Senior Notes	7.200%	6/15/18	240,000	283,993
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	60,000	68,550
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	112,000	124,320

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	19

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	310,000	$360,249
WellPoint Inc., Notes	5.875%	6/15/17	20,000	23,372
WellPoint Inc., Notes	7.000%	2/15/19	140,000	171,182
Total Health Care Providers & Services				1,586,644
Pharmaceuticals — 0.6%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	370,000	419,705
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	50,000	52,875	(a)
Pfizer Inc., Senior Notes	6.200%	3/15/19	380,000	461,427
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	220,000	262,329	(a)
Wyeth, Notes	5.950%	4/1/37	13,000	14,955
Total Pharmaceuticals				1,211,291
Total Health Care				2,959,632
Industrials — 1.6%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	170,000	203,492
Boeing Co., Senior Notes	4.875%	2/15/20	80,000	89,632
Raytheon Co., Senior Notes	3.125%	10/15/20	110,000	106,708
Total Aerospace & Defense				399,832
Airlines — 0.3%
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	360,000	366,750	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	156,979	162,678
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	53,361	60,564
Total Airlines				589,992
Commercial Services & Supplies — 0.2%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	60,000	64,953
Waste Management Inc., Senior Notes	6.375%	11/15/12	353,000	377,151
Total Commercial Services & Supplies				442,104
Industrial Conglomerates — 0.6%
Tyco International Group SA, Notes	6.000%	11/15/13	1,060,000	1,171,220
Machinery — 0.1%
Caterpillar Inc., Senior Notes	3.900%	5/27/21	150,000	156,363
Road & Rail — 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	81,000	97,402
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	168,000	185,640
Total Road & Rail				283,042
Total Industrials				3,042,553

See Notes to Financial Statements.

20	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.0%
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	15,000	$16,163
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	40,000	48,258
Total Information Technology				64,421
Materials — 2.1%
Chemicals — 0.1%
CF Industries Inc., Senior Notes	6.875%	5/1/18	170,000	194,437
CF Industries Inc., Senior Notes	7.125%	5/1/20	3,000	3,525
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	10,958
Total Chemicals				208,920
Containers & Packaging — 0.4%
Ball Corp., Senior Notes	6.750%	9/15/20	160,000	172,000
Ball Corp., Senior Notes	5.750%	5/15/21	250,000	253,125
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	210,000	202,650	(a)
Total Containers & Packaging				627,775
Metals & Mining — 1.6%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	140,000	171,802
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	160,000	166,497	(a)
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	400,000	492,151
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	288,000	314,997
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	440,000	532,943
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	370,000	504,918
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	25,000	26,531
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	76,000	78,755
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	60,000	64,650
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	5,000	6,098
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	9,000	10,810
Vale Overseas Ltd., Notes	6.875%	11/21/36	308,000	356,133
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	230,000	248,400	(a)
Total Metals & Mining				2,974,685
Total Materials				3,811,380
Telecommunication Services — 1.9%
Diversified Telecommunication Services — 1.6%
AT&T Inc.	6.300%	1/15/38	10,000	11,105
AT&T Inc., Global Notes	5.500%	2/1/18	320,000	367,540
AT&T Inc., Global Notes	6.550%	2/15/39	190,000	218,362

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	21

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	391,000	$448,850
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	167,000	175,976
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	215,650
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	145,000	143,542
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	130,000	139,995
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	1,179,000	1,264,356
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	104,000	108,242
Total Diversified Telecommunication Services				3,093,618
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	140,000	161,873
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000	108,718
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	30,000	39,960
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	15,000	16,069
Rogers Cable Inc., Senior Secured Second Priority Notes	6.250%	6/15/13	35,000	38,322
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	96,398
Sprint Capital Corp., Global Notes	6.900%	5/1/19	30,000	30,825
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,000	1,088
Total Wireless Telecommunication Services				493,253
Total Telecommunication Services				3,586,871
Utilities — 1.6%
Electric Utilities — 0.8%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	181,000	192,413
Exelon Corp., Bonds	5.625%	6/15/35	426,000	425,024
FirstEnergy Corp., Notes	6.450%	11/15/11	10,000	10,156
FirstEnergy Corp., Notes	7.375%	11/15/31	502,000	597,391
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	40,000	44,932
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	180,000	235,620
Total Electric Utilities				1,505,536
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	3,000	3,881
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	8.000%	6/1/20	670,000	726,950
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	155,000	168,175	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	40,000	41,600	(a)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	11,000	7,645

See Notes to Financial Statements.

22	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	27,000	$28,624
Total Independent Power Producers & Energy Traders				972,994
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	415,000	438,252
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	119,336
Total Multi-Utilities				557,588
Total Utilities				3,039,999
Total Corporate Bonds & Notes (Cost — $65,816,968)				67,877,539
Asset-Backed Securities — 4.2%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	160,000	173,495	(a)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	100,000	102,430	(a)
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.532%	4/25/34	179,174	147,389	(d)
Asset Backed Securities Corp. Home Equity, 2003-HE7 M1	1.162%	12/15/33	150,995	126,783	(d)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.757%	9/25/34	125,447	111,763	(d)
CDC Mortgage Capital Trust, 2004-HE3 M1	1.102%	11/25/34	235,315	179,612	(d)
CIT Group Home Equity Loan Trust, 2003-1 A4	3.930%	3/20/32	777,899	755,212
Countrywide Asset-Backed Certificates, 2007-SD1 A1	0.637%	3/25/47	679,904	324,922	(a)(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.337%	11/15/36	90,277	69,651	(d)
Education Funding Capital Trust, 2004-1 A5	1.686%	6/15/43	100,000	93,500	(d)(h)
First Franklin Mortgage Loan Asset-Backed Certificates, 2004-FF3 M1	1.012%	5/25/34	105,493	87,511	(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.397%	11/25/36	186,025	110,836	(d)
Greenpoint Manufactured Housing, 1999-2 A2	3.107%	3/18/29	200,000	162,000	(d)
Greenpoint Manufactured Housing, 1999-3 2A2	3.686%	6/19/29	75,000	60,750	(d)
Greenpoint Manufactured Housing, 1999-4 A2	3.686%	2/20/30	75,000	60,750	(d)
Greenpoint Manufactured Housing, 2000-6 A3	2.186%	11/22/31	150,000	124,365	(d)
Greenpoint Manufactured Housing, 2001-2 IA2	3.190%	2/20/32	150,000	122,183	(d)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.189%	3/13/32	225,000	177,467	(d)
GSRPM Mortgage Loan Trust, 2007-1 A	0.587%	10/25/46	198,577	108,975	(a)(d)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	300,000	332,264	(a)
Keycorp Student Loan Trust, 2003-A 1A2	0.513%	10/25/32	241,339	225,634	(d)
Nelnet Student Loan Corp., 2004-2A A5B	1.090%	2/25/39	400,000	369,000	(d)(h)
Nelnet Student Loan Trust, 2004-4 A5	0.413%	1/25/37	200,000	190,046	(d)
Novastar Home Equity Loan, 2003-3 A2C	1.247%	12/25/33	174,282	152,241	(d)
Option One Mortgage Loan Trust, 2003-1 A2	1.027%	2/25/33	62,536	47,706	(d)
Origen Manufactured Housing, 2006-A A2	3.697%	10/15/37	700,000	458,500	(d)

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	23

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Origen Manufactured Housing, 2007-A A2	3.697%	4/15/37	800,000	$512,000	(d)
Pennsylvania Higher Education Assistance Agency, 2005-1 B1	2.470%	4/25/45	500,000	425,000	(d)
RAAC Series, 2006-RP4 A	0.477%	1/25/46	87,335	63,162	(a)(d)
RAAC Series, 2007-RP3 A	0.567%	10/25/46	217,987	135,779	(a)(d)
Renaissance Home Equity Loan Trust, 2003-1 A	1.047%	6/25/33	50,544	40,063	(d)
Renaissance Home Equity Loan Trust, 2003-3 A	0.687%	12/25/33	280,366	233,965	(d)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.312%	8/25/33	93,618	71,833	(d)
SACO I Trust, 2005-2 A	0.587%	4/25/35	35,087	13,801	(a)(d)
Saxon Asset Securities Trust, 2003-3 M1	0.837%	12/25/33	93,247	75,091	(d)
Saxon Asset Securities Trust, 2005-1 M1	0.647%	5/25/35	424,397	315,004	(d)
SLM Student Loan Trust, 2003-11 A6	0.537%	12/15/25	300,000	283,500	(a)(d)
Structured Asset Securities Corp., 2005-7XS 1A2B	5.270%	4/25/35	850,378	851,825
Total Asset-Backed Securities (Cost — $8,352,791)				7,896,008
Collateralized Mortgage Obligations — 11.9%
American Home Mortgage Assets, 2006-2 2A1	0.377%	9/25/46	128,588	68,626	(d)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	60,000	63,556
Banc of America Funding Corp., 2004-B 3A2	3.085%	12/20/34	202,265	125,459	(d)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.247%	12/25/34	212,171	200,431	(d)
Bayview Commercial Asset Trust, 2006-1A A1	0.457%	4/25/36	1,531,320	1,243,149	(a)(d)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	112,035	117,901
Countrywide Alternative Loan Trust, 2004-14T2 A6	5.500%	8/25/34	914,455	917,104
Countrywide Alternative Loan Trust, 2006-0A1 2A1	0.396%	3/20/46	92,045	52,251	(d)
Countrywide Alternative Loan Trust, 2006-OA17 1A1A	0.381%	12/20/46	758,981	412,721	(d)
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	190,000	201,277
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.637%	6/25/34	187,522	156,564	(d)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2A	0.597%	9/19/44	256,747	183,649	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	100,000	102,104
Federal Home Loan Mortgage Corp. (FHLMC), 3754 MB	4.000%	1/15/39	200,000	204,219
Federal Home Loan Mortgage Corp. (FHLMC), 3871 JB	5.500%	6/15/41	300,000	333,939
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.241%	4/25/20	1,513,192	113,789	(d)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.685%	6/25/20	1,826,491	184,103	(d)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1, IO	1.518%	8/25/20	844,227	77,931	(d)
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.313%	10/25/40	488,558	76,265	(d)
Federal National Mortgage Association (FNMA), 2011-59 NZ	5.500%	7/25/41	502,292	562,307

See Notes to Financial Statements.

24	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.493%	7/25/41	488,880	$69,012	(d)
Federal National Mortgage Association (FNMA), 407 C10, IO	5.000%	1/25/38	192,062	39,868
FHLMC Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.064%	1/25/20	742,057	47,512	(d)
FHLMC Multifamily Structured Pass-Through Certificates, K702 X1, IO	1.569%	2/25/18	2,788,031	226,388	(d)(h)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.557%	2/25/37	257,752	142,211	(d)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	200,000	214,118
Government National Mortgage Association (GNMA), 2005-13 SD, IO	6.614%	2/20/35	153,716	27,911	(d)
Government National Mortgage Association (GNMA), 2005-81 SD, IO, PAC	6.114%	12/20/34	209,122	28,409	(d)
Government National Mortgage Association (GNMA), 2006-47 SA, IO	6.614%	8/16/36	478,820	92,910	(d)
Government National Mortgage Association (GNMA), 2009-106 SU, IO	6.014%	5/20/37	345,244	49,022	(d)
Government National Mortgage Association (GNMA), 2009-45 AI, IO	5.774%	4/16/39	165,268	22,865	(d)
Government National Mortgage Association (GNMA), 2009-61 SA, IO	6.514%	8/20/39	551,590	92,422	(d)
Government National Mortgage Association (GNMA), 2009-61 WQ, IO	6.064%	11/16/35	312,276	52,507	(d)
Government National Mortgage Association (GNMA), 2009-68 SL, IO	6.564%	4/16/39	176,379	27,155	(d)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.364%	11/20/38	211,278	39,584	(d)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.314%	3/20/39	143,126	26,619	(d)
Government National Mortgage Association (GNMA), 2010-039 SP, IO	6.364%	11/20/38	100,000	17,191	(d)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.364%	12/20/38	742,530	136,794	(d)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.464%	1/20/40	142,989	26,867	(d)
Government National Mortgage Association (GNMA), 2010-087 SK, IO	6.314%	7/16/40	409,210	66,334	(d)
Government National Mortgage Association (GNMA), 2010-091 SI, IO	6.384%	7/20/40	119,938	24,026	(d)
Government National Mortgage Association (GNMA), 2010-109 SB, IO	6.414%	8/20/40	94,532	20,768	(d)

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	25

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-113 SM, IO	5.864%	9/20/40	239,335	$38,652	(d)
Government National Mortgage Association (GNMA), 2010-116 JS, IO	5.864%	12/20/39	191,804	36,230	(d)
Government National Mortgage Association (GNMA), 2010-117 PS, IO	5.814%	10/20/39	730,131	133,487	(d)
Government National Mortgage Association (GNMA), 2010-146 GS, IO	5.914%	6/20/39	385,515	70,445	(d)
Government National Mortgage Association (GNMA), 2010-147 S, IO	6.464%	11/20/40	287,079	62,888	(d)
Government National Mortgage Association (GNMA), 2010-151 SA, IO	5.864%	11/20/40	242,563	45,982	(d)
Government National Mortgage Association (GNMA), 2010-160 SW, IO	6.364%	10/20/38	290,773	53,395	(d)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.570%	12/20/60	587,039	579,883	(d)
Government National Mortgage Association (GNMA), 2011-04 PS, IO	5.994%	9/20/40	224,886	39,278	(d)
Government National Mortgage Association (GNMA), 2011-11 SA, IO	5.814%	1/20/41	758,680	128,798	(d)
Government National Mortgage Association (GNMA), 2011-32 S, IO	5.814%	3/16/41	96,665	17,345	(d)
Government National Mortgage Association (GNMA), 2011-40 SA, IO	5.944%	2/16/36	971,996	165,295	(d)
Government National Mortgage Association (GNMA), 2011-70 BS, IO	6.514%	12/16/36	197,035	38,659	(d)
Government National Mortgage Association (GNMA), 2011-81 SA, IO	5.214%	6/20/41	397,005	62,705	(d)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.640%	2/20/61	930,032	922,406	(d)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.690%	3/20/61	197,376	196,290	(d)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.317%	4/25/47	291,217	249,705	(d)
Greenwich Capital Commercial Funding Corp., 2006-GG7	5.881%	7/10/38	440,000	488,502	(d)
Greenwich Capital Commercial Funding Corp., 2007-GG11 A4	5.736%	12/10/49	70,000	75,326
GS Mortgage Securities Trust, 2007-GG10 A4	5.800%	8/10/45	390,000	418,263	(d)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.537%	3/25/35	147,089	123,234	(a)(d)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.537%	9/25/35	424,353	353,040	(a)(d)
Harborview Mortgage Loan Trust, 2006-07 2A1A	0.387%	9/19/46	867,850	542,030	(d)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.407%	7/19/47	709,230	485,207	(d)
IMPAC Secured Assets Corp., 2005-1 5A1	0.457%	7/25/35	45,845	25,683	(d)

See Notes to Financial Statements.

26	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
IMPAC Secured Assets Corp., 2006-1 1A2B	0.387%	5/25/36	214,302	$119,090	(d)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.159%	8/25/37	700,908	458,591	(d)
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	1,500,000	1,612,701
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	140,000	152,606	(d)
MASTR Adjustable Rate Mortgages Trust, 2004-6 5A1	2.867%	7/25/34	728,689	618,137	(d)
MASTR Adjustable Rate Mortgages Trust, 2005-1 7A1	2.637%	2/25/35	280,770	224,512	(d)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.587%	11/25/33	55,238	53,198	(d)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	224,072	230,156	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.537%	5/25/35	263,227	211,862	(a)(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.622%	2/25/35	403,687	389,527	(d)
Merrill Lynch Mortgage Trust, 2006-C1 A4	5.674%	5/12/39	1,043,863	1,159,910	(d)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	80,000	85,532	(d)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.967%	8/12/49	20,000	22,015	(d)
Morgan Stanley Mortgage Loan Trust, 2004-5AR 2A	2.788%	7/25/34	123,454	106,886	(d)
Mortgage IT Trust, 2005-2 1A1	0.447%	5/25/35	77,763	60,928	(d)
Mortgage IT Trust, 2005-3 A1	0.487%	8/25/35	146,810	111,870	(d)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	563,505	509,243
RBSSP Resecuritization Trust, 2010-3 4A1	3.301%	12/26/35	162,862	163,033	(a)(d)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	284,953	269,267
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.587%	5/25/34	70,908	67,895	(d)
Sequoia Mortgage Trust, 2007-3 1A1	0.386%	7/20/36	519,768	424,870	(d)
Structured ARM Loan Trust, 2004-8 1A1	2.657%	7/25/34	5,226	4,189	(d)
Structured ARM Loan Trust, 2004-9XS A	0.557%	7/25/34	122,488	103,535	(d)
Structured Asset Securities Corp., 2002-9 A2	0.487%	10/25/27	98,986	86,209	(d)
Structured Asset Securities Corp., 2005-RF1 A	0.537%	3/25/35	102,836	85,788	(a)(d)
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.581%	2/25/33	124,403	115,365	(d)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.714%	9/25/33	51,503	48,696	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.548%	11/25/34	180,062	147,467	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.507%	8/25/45	722,190	589,557	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.028%	6/25/47	50,602	34,100	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	3.552%	9/25/36	447,818	330,510	(d)

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	27

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A2	2.755%	11/25/34	179,431	$170,395	(d)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR4 2A2	2.752%	4/25/35	688,321	653,890	(d)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.141%	8/27/35	424,278	403,021	(a)(d)
WF-RBS Commercial Mortgage Trust, 2011-C4 A4	4.902%	6/15/44	280,000	287,823	(a)
Total Collateralized Mortgage Obligations (Cost — $23,721,476)				22,352,940
Collateralized Senior Loans — 0.2%
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., Term Loan B	4.187%	3/23/18	177,852	163,819	(j)
First Data Corp., Term Loan B2	2.937%	9/24/14	215,707	201,551	(j)
Total Collateralized Senior Loans (Cost — $386,112)				365,370
Mortgage-Backed Securities — 31.0%
FHLMC — 1.8%
Federal Home Loan Mortgage Corp. (FHLMC)	2.737%	1/1/36	299,103	316,662	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.694%	2/1/37	57,626	61,315	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	6.152%	2/1/37	59,679	62,775	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.766%	5/1/37	136,194	145,172	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.876%	5/1/37	156,850	166,406	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	8/11/41	900,000	878,906	(k)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	8/11/41	100,000	101,594	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/1/13-11/1/35	130,455	142,353
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/14-1/1/32	364,453	404,752
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17	559,012	600,513
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	9/13/41	500,000	540,234	(k)
Total FHLMC				3,420,682
FNMA — 17.9%
Federal National Mortgage Association (FNMA)	6.500%	2/1/14-6/1/15	3,877	4,159
Federal National Mortgage Association (FNMA)	6.000%	6/1/32-7/1/37	6,852,850	7,610,952
Federal National Mortgage Association (FNMA)	5.000%	11/1/35	1,106,937	1,142,777
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-7/1/41	7,222,617	7,846,114
Federal National Mortgage Association (FNMA)	5.778%	8/1/37	402,741	430,262	(d)
Federal National Mortgage Association (FNMA)	3.500%	8/11/41	2,800,000	2,738,750	(k)
Federal National Mortgage Association (FNMA)	4.500%	8/11/41-9/13/41	10,100,000	10,519,156	(k)

See Notes to Financial Statements.

28	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	5.000%	8/11/41	2,700,000	$2,881,829	(k)
Federal National Mortgage Association (FNMA)	6.000%	9/13/41	300,000	329,191	(k)
Total FNMA				33,503,190
GNMA — 11.3%
Government National Mortgage Association (GNMA)	8.500%	11/15/27	4,716	5,720
Government National Mortgage Association (GNMA)	6.000%	7/15/29-12/20/40	3,139,268	3,518,501
Government National Mortgage Association (GNMA)	6.500%	9/15/36-10/15/36	154,201	174,085
Government National Mortgage Association (GNMA)	5.000%	7/20/40-9/20/40	1,465,099	1,602,527
Government National Mortgage Association (GNMA)	4.500%	11/20/40-4/20/41	3,650,686	3,891,070
Government National Mortgage Association (GNMA)	4.000%	8/18/41	100,000	103,406	(k)
Government National Mortgage Association (GNMA)	4.500%	8/18/41	7,700,000	8,207,719	(k)
Government National Mortgage Association (GNMA)	5.000%	8/18/41	800,000	873,375	(k)
Government National Mortgage Association (GNMA)	5.500%	8/18/41	1,300,000	1,439,813	(k)
Government National Mortgage Association (GNMA)	6.000%	8/18/41	1,100,000	1,227,187	(k)
Total GNMA				21,043,403
Total Mortgage-Backed Securities (Cost — $56,302,479)				57,967,275
Municipal Bonds — 1.7%
Alabama — 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	20,000	20,300
California — 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	190,000	225,965
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	40,000	40,337
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	30,000	30,827
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	130,000	153,423
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	10,000	10,044

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	29

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
California — continued
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	190,000		$207,746
Total California					668,342
Georgia — 0.1%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	30,000		30,038
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	120,000		118,991
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	70,000		68,228
Total Georgia					217,257
Illinois — 0.3%
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	30,000		31,119
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	50,000		51,818
Illinois State, GO	5.665%	3/1/18	190,000		202,141
Illinois State, GO	5.877%	3/1/19	190,000		201,377
Total Illinois					486,455
Nevada — 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	30,000		30,242
New York — 0.0%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	70,000		70,281
Ohio — 0.2%
Student Loan Funding Corp., Cincinnati Ohio Student Loan Revenue	0.126%	9/1/47	500,000		462,500	(d)(l)
Pennsylvania — 0.7%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.156%	6/1/47	1,375,000		1,251,250	(d)(h)
Total Municipal Bonds (Cost — $3,073,337)					3,206,627
Sovereign Bonds — 1.3%
India — 0.2%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	284,000		281,160	(a)(d)
Malaysia — 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,410,000	MYR	483,200
Government of Malaysia, Senior Bonds	4.262%	9/15/16	395,000	MYR	137,791
Total Malaysia					620,991
Mexico — 0.7%
Mexican Bonos, Bonds	8.000%	6/11/20	10,170,000	MXN	955,346
United Mexican States, Medium-Term Notes	6.750%	9/27/34	216,000		260,820

See Notes to Financial Statements.

30	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Mexico — continued
United Mexican States, Medium-Term Notes	6.050%	1/11/40	78,000	$86,385
Total Mexico				1,302,551
Russia — 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	122,000	130,998	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	8,650	10,358	(a)
Total Russia				141,356
Uruguay — 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1	1	(i)
Total Sovereign Bonds (Cost — $2,278,369)				2,346,059
U.S. Government & Agency Obligations — 12.2%
U.S. Government Agencies — 3.8%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	691,000	795,665	(a)
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	345,000	393,367
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.500%	5/27/16	80,000	83,434
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	125,000	163,218
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,350,000	977,798
Federal National Mortgage Association (FNMA), Senior Notes	3.625%	2/12/13	240,000	251,633
Federal National Mortgage Association (FNMA), Senior Notes	4.375%	10/15/15	550,000	618,396
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	120,000	140,451
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	500,000	524,539
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	460,000	491,261
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	270,000	224,865
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	80,000	68,966
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	290,000	247,079
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	470,000	396,164
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	240,000	196,705
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	40,000	32,347
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	230,000	196,843
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	280,000	236,013
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	20,000	15,901
Tennessee Valley Authority, Bonds	5.980%	4/1/36	733,000	880,108
Tennessee Valley Authority, Notes	5.250%	9/15/39	180,000	198,072
Total U.S. Government Agencies				7,132,825

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	31

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — 8.4%
U.S. Treasury Bonds	4.375%	11/15/39	3,360,000	$3,507,524
U.S. Treasury Bonds	4.750%	2/15/41	1,250,000	1,384,766
U.S. Treasury Bonds	4.375%	5/15/41	799,000	831,836
U.S. Treasury Notes	0.500%	5/31/13	20,000	20,058
U.S. Treasury Notes	1.875%	2/28/14	1,790,000	1,855,308
U.S. Treasury Notes	1.500%	6/30/16	890,000	896,957
U.S. Treasury Notes	3.125%	5/15/21	120,000	123,300
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	5,570,000	3,432,641
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	5,950,000	3,620,569
Total U.S. Government Obligations				15,672,959
Total U.S. Government & Agency Obligations (Cost — $20,791,490)				22,805,784
U.S. Treasury Inflation Protected Securities — 2.5%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	73,991	85,939
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,326,481	1,489,391
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	904,987	1,123,880
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,319,357	1,925,952
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	125,436	147,877
Total U.S. Treasury Inflation Protected Securities (Cost — $4,008,901)				4,773,039

			Shares
Common Stocks — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares (Cost — $4,298)			139	3,236
Preferred Stocks — 0.1%
Financials — 0.1%
Diversified Financial Services — 0.1%
Citigroup Capital XII	8.500%		7,600	195,548	(d)
Citigroup Capital XIII	7.875%		1,950	52,786	(d)
Total Preferred Stocks (Cost — $241,658)				248,334

		Expiration Date	Contracts
Purchased Options — 0.0%
Eurodollar Mid Curve 1-Year Futures, Put @ $99.00		9/16/11	29	725
U.S. Treasury 10-Year Notes Futures, Call @ $124.00		8/26/11	14	30,625
Total Purchased Options (Cost — $10,509)				31,350

See Notes to Financial Statements.

32	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security		Expiration Date	Warrants	Value
Warrants — 0.0%
SemGroup Corp. (Cost—$0)		11/30/14	147	$750	*(c)(h)
Total Investments before Short-Term Investments (Cost — $184,988,388)				189,874,311

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 12.4%
U.S. Government Agencies — 2.4%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	11/1/11	1,200,000	1,199,632	(m)(n)
Federal National Mortgage Association (FNMA), Discount Notes	0.090%	2/1/12	3,350,000	3,347,434	(m)
Total U.S. Government Agencies (Cost —$4,547,846)				4,547,066
Repurchase Agreements — 10.0%
Morgan Stanley tri-party repurchase agreement dated 7/29/11; Proceeds at maturity — $18,699,249; (Fully collateralized by various U.S. government agency obligations, 0.570% to 3.400% due 7/5/13 to 4/5/18; Market value — $19,073,562) (Cost — $18,699,000)	0.160%	8/1/11	18,699,000	18,699,000
Total Short-Term Investments (Cost — $23,246,846)				23,246,066
Total Investments — 113.8% (Cost — $208,235,234#)				213,120,377
Liabilities in Excess of Other Assets — (13.8)%				(25,892,555)
Total Net Assets — 100.0%				$187,227,822

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of July 31, 2011.

(c)	Illiquid security (unaudited).

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	The maturity principal is currently in default as of July 31, 2011.

(g)	Value is less than $1.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(i)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(l)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(m)	Rate shown represents yield-to-maturity.

(n)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $208,658,900.

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	33

Legg Mason Western Asset Core Plus Bond Fund

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
EUR	— Euro
GO	— General Obligation
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	3/19/12	$99.25	12	$9,750
Eurodollar Futures, Call	3/19/12	99.38	16	9,100
Eurodollar Futures, Call	3/19/12	99.50	19	6,531
Eurodollar Futures, Put	3/19/12	99.50	19	8,194
Eurodollar Futures, Put	3/19/12	99.38	16	5,500
Eurodollar Futures, Put	3/19/12	99.25	12	3,300
Eurodollar Mid Curve 1-Year Futures, Put	9/16/11	98.25	29	181
U.S. Treasury 10-Year Notes Futures, Call	8/26/11	125.50	9	7,875
U.S. Treasury 10-Year Notes Futures, Put	8/26/11	122.00	11	2,234
U.S. Treasury 10-Year Notes Futures, Put	8/26/11	121.50	9	1,547
U.S. Treasury 10-Year Notes Futures, Put	8/26/11	120.00	14	1,531
Total Written Options (Premiums Received — $76,532)				$55,743

See Notes to Financial Statements.

34	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Statement of assets and liabilities

July 31, 2011

Assets:
Investments, at value (Cost — $189,536,234)	$194,421,377
Repurchase agreements, at value (Cost — $18,699,000)	18,699,000
Foreign currency, at value (Cost — $345,707)	358,829
Cash	2,742,519
Receivable for securities sold	20,078,750
Dividends and interest receivable	1,347,541
Deposits with brokers for swap contracts	500,000
Receivable for Fund shares sold	268,487
Swaps, at value (net premiums paid — $182,658)	250,643
Foreign currency collateral for open futures contracts, at value (Cost — $233,093)	241,463
Unrealized appreciation on forward foreign currency contracts	145,165
Receivable for open swap contracts	13,236
Principal paydown receivable	13,023
Prepaid expenses	40,758
Other receivables	770
Total Assets	239,121,561

Liabilities:
Payable for securities purchased	49,936,449
Swaps, at value (net premium received — $182,156)	854,032
Payable for Fund shares repurchased	486,635
Payable to broker — variation margin on open futures contracts	105,986
Investment management fee payable	84,383
Unrealized depreciation on forward foreign currency contracts	78,326
Service and/or distribution fees payable	57,474
Written options, at value (premiums received $76,532)	55,743
Distributions payable	29,842
Trustees’ fees payable	18,185
Payable for open swap contracts	14,268
Accrued expenses	172,416
Total Liabilities	51,893,739
Total Net Assets	$187,227,822

Net Assets:
Par value (Note 7)	$145
Paid-in capital in excess of par value	201,581,363
Undistributed net investment income	328,868
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(18,740,066)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	4,057,512
Total Net Assets	$187,227,822

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	35

Shares Outstanding:
Class A	10,501,592
Class B	347,050
Class C	3,368,848
Class R	41,224
Class I	239,474

Net Asset Value:
Class A (and redemption price)	$12.91
Class B*	$13.01
Class C*	$12.92
Class R (and redemption price)	$12.93
Class I (and redemption price)	$12.86
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$13.48

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

36	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Statement of operations

For the Year Ended July 31, 2011

Investment Income:
Interest	$7,552,621
Dividends	24,476
Total Investment Income	7,577,097

Expenses:
Investment management fee (Note 2)	1,240,217
Service and/or distribution fees (Notes 2 and 5)	699,246
Transfer agent fees (Note 5)	211,707
Registration fees	72,604
Audit and tax	50,139
Shareholder reports	35,758
Legal fees	19,447
Custody fees	14,780
Fund accounting fees	11,070
Insurance	5,390
Trustees’ fees	4,494
Miscellaneous expenses	2,077
Total Expenses	2,366,929
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(224,863)
Net Expenses	2,142,066
Net Investment Income	5,435,031

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	3,352,933
Futures contracts	(1,399,905)
Written options	203,013
Swap contracts	227,915
Foreign currency transactions	(969,225)
Net Realized Gain	1,414,731
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,329,301
Futures contracts	151,525
Written options	87,400
Swap contracts	(75,555)
Foreign currencies	275,735
Change in Net Unrealized Appreciation (Depreciation)	2,768,406
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	4,183,137
Increase in Net Assets from Operations	$9,618,168

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	37

Statements of changes in net assets

For the Years Ended July 31,	2011	2010

Operations:
Net investment income	$5,435,031	$6,528,504
Net realized gain	1,414,731	3,880,870
Change in net unrealized appreciation (depreciation)	2,768,406	11,905,287
Proceeds from settlement of a regulatory matter	—	363,604	†
Increase in Net Assets From Operations	9,618,168	22,678,265

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,170,219)	(6,963,543)
Decrease in Net Assets From Distributions to Shareholders	(6,170,219)	(6,963,543)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	30,893,089	41,923,916
Reinvestment of distributions	5,768,296	6,562,150
Cost of shares repurchased	(45,752,464)	(46,728,288)
Increase (Decrease) in Net Assets From Fund Share Transactions	(9,091,079)	1,757,778
Increase (Decrease) in Net Assets	(5,643,130)	17,472,500

Net Assets:
Beginning of year	192,870,952	175,398,452
End of year*	$187,227,822	$192,870,952
* Includes undistributed net investment income of:	$328,868	$1,710,212

†	The Fund received $297,563, $51,661, $14,143 and $237 for Class A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

38	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$12.68	$11.64	$11.42	$11.94	$12.06

Income (loss) from operations:
Net investment income	0.38	0.44	0.50	0.53	0.56
Net realized and unrealized gain (loss)	0.28	1.04	0.18	(0.56)	(0.06)
Proceeds from settlement of a regulatory matter	—	0.03	—	—	—
Total income (loss) from operations	0.66	1.51	0.68	(0.03)	0.50

Less distributions from:
Net investment income	(0.43)	(0.47)	(0.46)	(0.46)	(0.62)
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.43)	(0.47)	(0.46)	(0.49)	(0.62)

Net asset value, end of year	$12.91	$12.68	$11.64	$11.42	$11.94
Total return[2]	5.31%	13.22%[3]	6.28%	(0.39)%	4.12%

Net assets, end of year (000s)	$135,589	$137,649	$126,873	$130,940	$142,009

Ratios to average net assets:
Gross expenses	1.11%	1.10%	1.04%	1.14%	1.12%[4]
Net expenses[5,6,7]	1.00	1.01	1.00	1.01	1.02 [4]
Net investment income	2.97	3.65	4.59	4.48	4.58

Portfolio turnover rate[8]	190%	92%	51%	88%	240%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.95%. Class A received $297,563 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 1.00%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.01%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 721%, 282%, 260%, 432% and 556% for the years ended July 31, 2011, 2010, 2009, 2008 and 2007, respectively.

[9]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	39

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$12.78	$11.65	$11.42	$11.94	$12.06

Income (loss) from operations:
Net investment income	0.31	0.38	0.44	0.47	0.49
Net realized and unrealized gain (loss)	0.29	1.04	0.19	(0.57)	(0.06)
Proceeds from settlement of a regulatory matter	—	0.12	—	—	—
Total income (loss) from operations	0.60	1.54	0.63	(0.10)	0.43

Less distributions from:
Net investment income	(0.37)	(0.41)	(0.40)	(0.39)	(0.55)
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.37)	(0.41)	(0.40)	(0.42)	(0.55)

Net asset value, end of year	$13.01	$12.78	$11.65	$11.42	$11.94
Total return[2]	4.75%	13.38%[3]	5.80%	(0.95)%	3.56%

Net assets, end of year (000s)	$4,515	$5,068	$6,091	$7,417	$9,288

Ratios to average net assets:
Gross expenses	1.85%	1.82%	1.64%	1.77%	1.68%[4]
Net expenses[5,6,7]	1.57	1.57	1.54	1.57	1.57 [4]
Net investment income	2.39	3.10	4.05	3.92	4.02

Portfolio turnover rate[8]	190%	92%	51%	88%	240%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.32%. Class B received $51,661 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.65% and 1.55%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.57%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 721%, 282%, 260%, 432% and 556% for the years ended July 31, 2011, 2010, 2009, 2008 and 2007, respectively.

[9]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

40	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$12.66	$11.65	$11.42	$11.94	$12.06

Income (loss) from operations:
Net investment income	0.32	0.38	0.45	0.46	0.49
Net realized and unrealized gain (loss)	0.29	1.04	0.19	(0.55)	(0.05)
Total income (loss) from operations	0.61	1.42	0.64	(0.09)	0.44

Less distributions from:
Net investment income	(0.35)	(0.41)	(0.41)	(0.40)	(0.56)
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.35)	(0.41)	(0.41)	(0.43)	(0.56)

Net asset value, end of year	$12.92	$12.66	$11.65	$11.42	$11.94
Total return[2]	4.89%	12.37%	5.86%	(0.90)%	3.63%

Net assets, end of year (000s)	$43,510	$47,475	$42,112	$39,169	$17,413

Ratios to average net assets:
Gross expenses	1.57%	1.54%	1.49%	1.55%	1.60%[3]
Net expenses[4,5,6]	1.47	1.51	1.48	1.51	1.52 [3]
Net investment income	2.50	3.15	4.10	3.90	4.07

Portfolio turnover rate[7]	190%	92%	51%	88%	240%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.56% and 1.49%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.51%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 721%, 282%, 260%, 432% and 556% for the years ended July 31, 2011, 2010, 2009, 2008 and 2007, respectively.

[8]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	41

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class R Shares[1]	2011	2010	2009	2008	2007[2]

Net asset value, beginning of year	$12.68	$11.66	$11.45	$11.96	$12.28

Income (loss) from operations:
Net investment income	0.34	0.41	0.47	0.49	0.29
Net realized and unrealized gain (loss)	0.28	1.04	0.17	(0.55)	(0.29)
Total income (loss) from operations	0.62	1.45	0.64	(0.06)	—

Less distributions from:
Net investment income	(0.37)	(0.43)	(0.43)	(0.42)	(0.32)
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.37)	(0.43)	(0.43)	(0.45)	(0.32)

Net asset value, end of year	$12.93	$12.68	$11.66	$11.45	$11.96
Total return[3]	4.98%	12.65%	5.85%	(0.62)%	(0.01)%

Net assets, end of year (000s)	$533	$253	$239	$979	$520

Ratios to average net assets:
Gross expenses	1.57%	2.01%	1.45%	1.38%	1.95%[4,5]
Net expenses[6,7,8]	1.30	1.30	1.30	1.30	1.56 [4,5]
Net investment income	2.67	3.35	4.30	4.17	4.59 [4]

Portfolio turnover rate[9]	190%	92%	51%	88%	240%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2006 (inception date) to July 31, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.69% and 1.30%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 721%, 282%, 260%, 432% and 556% for the years ended July 31, 2011, 2010, 2009, 2008 and 2007, respectively.

[10]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

42	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$12.61	$11.59	$11.37	$11.88	$12.06

Income (loss) from operations:
Net investment income	0.42	0.47	0.54	0.57	0.60
Net realized and unrealized gain (loss)	0.28	1.06	0.17	(0.56)	(0.12)
Total income from operations	0.70	1.53	0.71	0.01	0.48

Less distributions from:
Net investment income	(0.45)	(0.51)	(0.49)	(0.49)	(0.66)
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.45)	(0.51)	(0.49)	(0.52)	(0.66)

Net asset value, end of year	$12.86	$12.61	$11.59	$11.37	$11.88
Total return[2]	5.68%	13.46%	6.66%	(0.02)%	3.99%

Net assets, end of year (000s)	$3,081	$2,426	$83	$95	$42

Ratios to average net assets:
Gross expenses	1.10%	0.85%	0.87%	0.93%	0.69%[3]
Net expenses[4,5,6]	0.65	0.65	0.65	0.65	0.66 [3]
Net investment income	3.34	3.89	4.95	4.80	4.92

Portfolio turnover rate[7]	190%	92%	51%	88%	240%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.67% and 0.64%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 721%, 282%, 260%, 432% and 556% for the years ended July 31, 2011, 2010, 2009, 2008 and 2007, respectively.

[8]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	43

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

44	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$67,877,539	$0	*	$67,877,539
Asset-backed securities	—	7,433,508	462,500		7,896,008
Collateralized mortgage obligations	—	22,126,552	226,388		22,352,940
Collateralized senior loans	—	365,370	—		365,370
Mortgage-backed securities	—	57,967,275	—		57,967,275
Municipal bonds	—	1,955,377	1,251,250		3,206,627
Sovereign bonds	—	2,346,059	—		2,346,059
U.S. government & agency obligations	—	22,805,784	—		22,805,784
U.S. treasury inflation protected securities	—	4,773,039	—		4,773,039
Common stocks	$3,236	—	—		3,236
Preferred stocks	248,334	—	—		248,334
Purchased options	31,350	—	—		31,350
Warrants	—	—	750		750
Total long-term investments	$282,920	$187,650,503	$1,940,888		$189,874,311
Short-term investments†	—	23,246,066	—		23,246,066
Total investments	$282,920	$210,896,569	$1,940,888		$213,120,377
Other financial instruments:
Futures contracts	329,131	—	—		329,131
Forward foreign currency contracts	—	145,165	—		145,165
Credit default swaps on credit indices — buy protection‡	—	250,643	—		250,643
Total other financial instruments	$329,131	$395,808	—		$724,939
Total	$612,051	$211,292,377	$1,940,888		$213,845,316

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	45

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$55,743	—	—	$55,743
Futures contracts	662,125	—	—	662,125
Forward foreign currency contracts	—	$78,326	—	78,326
Interest rate swaps	—	591,719	—	591,719
Credit default swaps on credit indices — sell protection‡	—	231,937	—	231,937
Total return swaps‡	—	30,376	—	30,376
Total	$717,868	$932,358	—	$1,650,226

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Asset- Backed Securities	Collateralized Mortgage Obligations	Municipal Bonds	Warrants	Total
Balance as of July 31, 2010	$1,399		$360,000	—	$1,239,000	—	$1,600,399
Accrued premiums/discounts	—		1,394	—	3,808	—	5,202
Realized gain (loss)[1]	—		—	—	2,827	—	2,827
Change in unrealized appreciation (depreciation)[2]	(1,399)		7,606	$(381)	30,615	—	36,441
Net purchases (sales)	—		—	226,769	(25,000)	—	201,769
Transfers into Level 3	—		93,500	—	—	$750	94,250
Transfers out of Level 3	—		—	—	—	—	—
Balance as of July 31, 2011	$0	*	$462,500	$226,388	$1,251,250	$750	$1,940,888
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2011[2]	$(1,399)		$7,606	$(381)	$30,615	—	$36,441

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time,

46	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	47

on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

48	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2011, the total notional value of all credit default swaps to sell protection is $4,442,800. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended July 31, 2011, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	49

risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return

50	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	51

(j) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign with-

52	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

holding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral,

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	53

events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2011, the Fund held credit default swaps, total return swaps, written options, forward foreign currency contracts and interest rate swaps with credit related contingent features which had a liability position of $988,101. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of July 31, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $500,000 which could be used to reduce the required payment.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

54	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(646,156)	$646,156

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and 0.60% of the Fund’s average daily of the Fund’s average daily net assets in excess of $500 million.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, B, C, R and I shares did not exceed 1.01%, 1.57%, 1.51%, 1.30% and 0.65%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the year ended July 31, 2011, fees waived and/or expenses reimbursed amounted to $224,863.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	55

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other share of Funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, the Fund no longer offers Class B shares for purchases by new and existing investors. Individual investors who owned Class B shares on June 30, 2011, may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the year ended July 31, 2011, LMIS and its affiliates received sales charges of approximately $14,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	—	$7,000	$6,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2011, the Fund had accrued $13,946 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$32,744,776	$1,388,799,202
Sales	31,855,390	1,402,830,881

56	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

At July 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,531,248
Gross unrealized depreciation	(6,069,771)
Net unrealized appreciation	$4,461,477

At July 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3 Months Euribor	8	9/11	$2,818,353	$2,827,099	$8,746
90-Day Eurodollar	11	3/12	2,735,598	2,735,287	(311)
U.S. Treasury 2-year Notes	9	9/11	1,971,998	1,979,297	7,299
U.S. Treasury Ultra Long-Term Bonds	77	9/11	9,846,102	10,159,188	313,086
					328,820
Contracts to Sell:
90-Day Eurodollar	11	3/13	$2,720,402	$2,727,175	$(6,773)
U.S. Treasury 5-year Notes	119	9/11	14,235,129	14,451,992	(216,863)
U.S. Treasury 10-year Notes	1	9/11	124,106	125,688	(1,582)
U.S. Treasury 30-year Bonds	104	9/11	12,888,404	13,325,000	(436,596)
					(661,814)
Net unrealized loss on open futures contracts					$(332,994)

At July 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	JPMorgan Chase Bank	783,038	$503,215	8/15/11	$32,214
Brazilian Real	JPMorgan Chase Bank	751,120	482,703	8/15/11	24,703
					56,917
Contracts to Sell:
Euro	Citibank N.A.	1,459,025	$2,095,749	8/18/11	$69,860
Euro	Citibank N.A.	1,320,000	1,896,053	8/18/11	(35,150)
Euro	Morgan Stanley & Co. Inc.	1,395,000	2,003,783	8/18/11	18,388
Japanese Yen	Citibank N.A.	83,330,000	1,082,651	8/18/11	(43,176)
					9,922
Net unrealized gain on open forward foreign currency contracts					$66,839

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	57

During the year ended July 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of July 31, 2010	164	$90,058
Options written	600	299,072
Options closed	(300)	(176,800)
Options exercised	(89)	(59,870)
Options expired	(209)	(75,928)
Written options, outstanding as of July 31, 2011	166	$76,532

At July 31, 2011, the Fund held TBA securities with a total cost of $29,578,930.

At July 31, 2011, the Fund held the following swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund†	Periodic Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$470,000	2/15/25	zero coupon	3-Month LIBOR	—	$(47,160)
Barclays Capital Inc.	600,000	2/15/25	zero coupon	3-Month LIBOR	—	(63,279)
Barclays Capital Inc.	1,740,000	2/15/25	zero coupon	3-Month LIBOR	—	(182,724)
Barclays Capital Inc.	1,680,000	2/15/25	zero coupon	3-Month LIBOR	—	(179,222)
Morgan Stanley & Co. Inc.	1,160,000	2/15/25	zero coupon	3-Month LIBOR	—	(119,334)
Total	$5,650,000				—	$(591,719)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc. (CDX.NA.IG.9 Index)	$2,516,800	12/20/12	0.600% quarterly	$(1,078)	$(43,325)	$42,247
Credit Suisse First Boston Inc. (CMBX NA AM 1)	390,000	10/12/52	0.500% monthly	(37,733)	(17,306)	(20,427)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	108,000	10/12/52	0.005% monthly	(10,449)	(10,024)	(425)
Goldman Sachs Group Inc. (CMBX NA AM 1)	340,000	10/12/52	0.500% monthly	(32,895)	(15,210)	(17,685)
Goldman Sachs Group Inc. (CMBX NA AM 1)	95,000	10/12/52	0.005% monthly	(9,191)	(8,787)	(404)
JPMorgan Securities Inc. (CMBX NA AM 3)	640,000	12/13/49	0.500% monthly	(100,267)	(52,800)	(47,467)
JPMorgan Securities Inc. (CMBX NA AM 1)	250,000	10/12/52	0.500% monthly	(24,187)	(25,310)	1,123
Morgan Stanley & Co. Inc. (CMBX NA AM 3)	103,000	12/13/49	0.005% monthly	(16,137)	(13,114)	(3,023)
Total	$4,442,800			$(231,937)	$(185,876)	$(46,061)

58	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc. (CMBX NA AM 4 Index)	$280,000	2/17/51	0.500% monthly	$49,406	$26,085	$23,321
Credit Suisse First Boston Inc. (CMBX NA AM 4 Index)	270,000	2/17/51	0.500% monthly	47,642	25,987	21,655
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA)	210,000	3/15/49	0.070% monthly	12,206	8,882	3,324
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA)	140,000	3/15/49	0.070% monthly	8,138	6,360	1,778
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	105,000	12/13/49	0.001% monthly	7,809	5,578	2,231
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	260,000	12/13/49	0.001% monthly	19,338	12,675	6,663
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA)	267,000	10/12/52	0.001% monthly	11,848	10,847	1,001
Goldman Sachs Group Inc. (CMBX 2 2006-2 AAA)	70,000	3/15/49	0.070% monthly	4,069	3,136	933
Goldman Sachs Group Inc. (CMBX NA AM 4)	144,000	2/17/51	0.500% monthly	25,409	28,704	(3,295)
Goldman Sachs Group Inc. (CMBX NA AM 4)	94,000	2/17/51	0.005% monthly	16,586	13,395	3,191
Goldman Sachs Group Inc. (CMBX 4 2007-2 AAA)	129,000	2/17/51	0.004% monthly	9,549	9,997	(448)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	229,000	10/12/52	0.001% monthly	10,162	9,446	716
JPMorgan Securities Inc. (CMBX 2 2006-2 AAA)	370,000	3/15/49	0.070% monthly	21,506	16,115	5,391
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA)	120,000	3/15/49	0.070% monthly	6,975	5,451	1,524
Total	$2,688,000			$250,643	$182,658	$67,985

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund		Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$398,886	1/12/40	1-Month LIBOR†	IOS.FN30.450.09	‡	—	$(3,648)
Barclays Capital Inc.	176,848	1/12/41	1-Month LIBOR†	IOS.FN30.500.10	‡	—	(1,604)
Barclays Capital Inc.	415,478	1/12/39	1-Month LIBOR†	IOS.FN30.550.08	‡	—	(3,732)
Barclays Capital Inc.	270,875	1/13/41	1-Month LIBOR†	IOS.FN30.450.10	‡	$(1,443)	(993)
Credit Suisse First Boston Inc.	79,777	1/12/40	1-Month LIBOR†	IOS.FN.30.450.09	‡	—	(730)
Goldman Sachs Group Inc.	39,889	1/12/40	1-Month LIBOR†	IOS.FN30.450.09	‡	—	(365)
Goldman Sachs Group Inc.	478,663	1/12/40	1-Month LIBOR†	IOS.FN30.450.09	‡	—	(4,378)
Goldman Sachs Group Inc.	419,357	1/12/39	1-Month LIBOR†	IOS.FN30.600.08	‡	4,892	(7,577)
Goldman Sachs Group Inc.	419,357	1/12/39	1-Month LIBOR†	IOS.FN30.600.08	‡	732	(3,417)
JPMorgan Securities Inc.	110,000	1/1/12	TRX-CMBS‡	TRX-CMBS Reset	‡	—	(728)

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	59

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund		Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc.	$120,000	1/1/12	TRX-CMBS‡	TRX-CMBS Reset	‡	$—	$(794)
Morgan Stanley & Co. Inc.	130,000	10/1/11	TRX-CMBS‡	TRX-CMBS Reset	‡	—	(557)
Morgan Stanley & Co. Inc.	249,287	1/12/39	1-Month LIBOR†	IOS.FN30.550.08	‡	—	(2,239)
Morgan Stanley & Co. Inc.	265,272	1/12/41	1-Month LIBOR†	IOS.FN30.500.10	‡	(461)	(1,945)
Morgan Stanley & Co. Inc.	210,000	1/1/12	TRX-CMBS‡	TRX-CMBS Reset	‡	—	(1,389)
Total	$3,783,689					$3,720	$(34,096)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made (received) by the Fund are based on total return of the referenced entity.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$31,350	—	—	$31,350
Futures contracts[3]	329,131	—	—	329,131
Swap contracts[4]	—	—	$250,643	250,643
Forward foreign currency contracts	—	$145,165	—	145,165
Total	$360,481	$145,165	$250,643	$756,289

60	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Written options	$55,743	—	—	$55,743
Futures contracts[3]	662,125	—	—	662,125
Swap contracts[4]	618,627	—	$235,405	854,032
Forward foreign currency contracts	—	$78,326	—	78,326
Total	$1,336,495	$78,326	$235,405	$1,650,226

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(89,013)	—	—	$(89,013)
Written options	203,013	—	—	203,013
Futures contracts	(1,399,905)	—	—	(1,399,905)
Swap contracts	152,052	—	$75,863	227,915
Forward foreign currency contracts	—	$(738,928)	—	(738,928)
Total	$(1,133,853)	$(738,928)	$75,863	$(1,796,918)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(6,702)	—	—	$(6,702)
Written options	87,400	—	—	87,400
Futures contracts	151,525	—	—	151,525
Swap contracts	(124,965)	—	$49,410	(75,555)
Forward foreign currency contracts	—	$269,359	—	269,359
Total	$107,258	$269,359	$49,410	$426,027

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	61

During the year ended July 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$17,716
Written options	87,558
Forward foreign currency contracts (to buy)	796,349
Forward foreign currency contracts (to sell)	5,552,628
Futures contracts (to buy)	28,308,027
Futures contracts (to sell)	32,669,605

Average Notional Balance
Interest rate swap contracts	$6,051,923
Credit default swap contracts (to buy protection)	2,216,000
Credit default swap contracts (to sell protection)	3,806,746
Total return swap contracts	1,415,148

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$344,429	$138,536
Class B	38,005	17,298
Class C	315,126	46,048
Class R	1,686	1,020
Class I	—	8,805
Total	$699,246	$211,707

For the year ended July 31, 2011, class specific waivers and/or expense reimbursements were as follows:

Waivers/Expense Reimbursements
Class A	$155,663
Class B	14,355
Class C	42,079
Class R	903
Class I	11,863
Total	$224,863

62	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended July 31, 2011	Year Ended July 31, 2010
Net Investment Income:
Class A	$4,680,255	$5,192,008
Class B	145,301	181,690
Class C	1,241,348	1,542,962
Class R	9,663	9,300
Class I	93,652	37,583
Total	$6,170,219	$6,963,543

7. Shares of beneficial interest

At July 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2011		Year Ended July 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,537,041	$19,617,222	1,884,357	$22,990,270
Shares issued on reinvestment	344,466	4,400,168	402,701	4,931,160
Shares repurchased	(2,235,965)	(28,506,260)	(2,326,923)	(28,442,546)
Net decrease	(354,458)	$(4,488,870)	(39,865)	$(521,116)

Class B
Shares sold	142,979	$1,836,595	123,111	$1,502,221
Shares issued on reinvestment	10,208	131,429	13,407	164,256
Shares repurchased	(202,680)	(2,606,632)	(262,978)	(3,201,914)
Net decrease	(49,493)	$(638,608)	(126,460)	$(1,535,437)

Class C
Shares sold	495,924	$6,310,851	1,045,176	$12,679,970
Shares issued on reinvestment	90,701	1,158,082	118,210	1,447,219
Shares repurchased	(967,422)	(12,306,732)	(1,029,124)	(12,554,490)
Net increase (decrease)	(380,797)	$(4,837,799)	134,262	$1,572,699

Class R
Shares sold	36,024	$457,308	6,751	$80,521
Shares issued on reinvestment	750	9,598	754	9,225
Shares repurchased	(15,475)	(196,249)	(8,107)	(99,389)
Net increase (decrease)	21,299	$270,657	(602)	$(9,643)

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	63

	Year Ended July 31, 2011		Year Ended July 31, 2010
	Shares	Amount	Shares	Amount
Class I
Shares sold	210,584	$2,671,113	380,537	$4,670,934
Shares issued on reinvestment	5,427	69,019	827	10,290
Shares repurchased	(168,902)	(2,136,591)	(196,153)	(2,429,949)
Net increase	47,109	$603,541	185,211	$2,251,275

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class R	Class I
Daily 8/31/2011	$0.031739	$0.030232	$0.026803	$0.028592	$0.035565

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$6,170,219	$6,963,543

As of July 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$524,191
Capital loss carryforward*	(18,171,428)
Other book/tax temporary differences(a)	(340,295)
Unrealized appreciation/(depreciation)(b)	3,633,846
Total accumulated earnings/(losses) — net	$(14,353,686)

*	During the taxable year ended July 31, 2011, the Fund utilized $ 1,756,486 of its capital loss carryover available from prior years. As of July 31, 2011, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2015	$(17,363,425)
7/31/2016	(808,003)
$(18,171,428)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

64	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

9. Legal Matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	65

U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

66	Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending July 31, 2012.

Legg Mason Western Asset Core Plus Bond Fund 2011 Annual Report	67

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Core Plus Bond Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Core Plus Bond Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 16, 2011

68	Legg Mason Western Asset Core Plus Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Core Plus Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Legg Mason Western Asset Core Plus Bond Fund	69

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

70	Legg Mason Western Asset Core Plus Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Legg Mason Western Asset Core Plus Bond Fund	71

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 155 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

72	Legg Mason Western Asset Core Plus Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Core Plus Bond Fund	73

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

74	Legg Mason Western Asset Core Plus Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2011:

Record Date:	Daily	Daily
Payable Date:	August 2010 through December 2010	January 2011 through July 2011
Interest from Federal Obligations	15.79%	15.21%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Western Asset

Core Plus Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Core Plus Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Core Plus Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01181 9/11 SR11-1473

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to
Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2010 and July 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $212,400 in 2010 and $245,700 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $19,200 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation
S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	September 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	September 23, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	September 23, 2011